SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                                    PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report  (date  of  earliest  event  reported)         August  9,  2005
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                                 NS8 CORPORATION
                                 ---------------
             (Exact name of Registrant as specified in its charter)



            Delaware                  333-75956                 13-4142621
            --------                  ---------            ---------------------
 (State  or  other  jurisdiction     (Commission              (IRS Employer
of incorporation or organization)    File number)           Identification  No.)



One Union Square, Suite 1525, 600 University Street, Seattle, Washington 98101
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               (Address of principal executive offices)               (Zip Code)

                                 (206) 331-4545
                                ---------------
              (Registrant's Telephone Number, Including Area Code)


                  (Former Address If Changed since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation for the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]   Written  communications  pursuant to Rule 425 under the Securities Act (17
CFR  230.425)

[ ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ]   Pre-commencement  communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange  Act  (17  CFR  240.14d-2(b))

[ ]   Pre-commencement  communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange  Act  (17  CFR  240.13e-4(c))

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                Section 1 - Registrant's Business and Operations

Item  1.01  -  Entry  into  a  Material  Definitive  Agreement.

     On August 4, 2005, NS8 Corporation ("NS8") entered into a Master Services Agreement with SAVVIS Communications Corporation ("SAVVIS") pursuant to which NS8 and SAVVIS will jointly deliver a secure, IP-based, entertainment-on-demand platform. Under the terms of the Agreement, SAVVIS will provide hosting and network services to store, manage and deliver digital content over the Internet. NS8 intends the resulting integrated solution to provide a secure, IP-based, direct to consumer, digital content on demand platform that it will market to local telephone companies and independent Internet Service Providers as "iWave
(TM) Interactive Media Distribution System". This platform is intended to enable customers to securely deliver video-on-demand, music, games and digital content to PC-based media devices.

     NS8 will have a two- to three-month trial period during which it can terminate the agreement for cause without further payment. Upon completion of the trial period, in exchange for SAVVIS providing hosting and networking services, NS8 will commence paying SAVVIS $7,386.50 a month for the hosting services. Charges for streaming and downloading of content will be usage-based. The term of the agreement is for one year although at the parties' joint discretion, it can be extended for an additional three years.


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                  Section 9 - Financial Statements and Exhibits

Item  9.01.     Financial  Statements  and  Exhibits.

     (c)     Exhibits


     Exhibit  Number     Description
     ---------------     -------------------------------------------------------
     10.1                Master  Services  Agreement,  dated  August  4,  2005,
                         between  NS8 Corporation  and  SAVVIS  Communications
                         Corporation


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                                   SIGNATURES

     In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        NS8  CORPORATION


Date:  October 6, 2005                  By:  /s/ Ricardo Rosado
                                             ---------------------
                                             Ricardo Rosado
                                             Chief Financial Officer
                                             and a director


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